Exhibit 32
MEDIFAST, INC.
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of Medifast, Inc. (the “Company”) on Form 10-K for the year ended December 31, 2025 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Daniel R. Chard, Chief Executive Officer, and I, James P. Maloney, Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:
(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of the operations of the Company.

By:	/s/ DANIEL R. CHARD
Daniel R. Chard
Chief Executive Officer
February 17, 2026

/s/ JAMES P. MALONEY
James P. Maloney
Chief Financial Officer
February 17, 2026